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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

          WARBURG PINCUS TRUST -- GLOBAL TELECOMMUNICATIONS PORTFOLIO

Effective May 1, 2001, the Warburg Pincus Trust was renamed the "Credit Suisse Warburg Pincus Trust." The name change identifies the portfolio with Credit Suisse Asset Management, LLC, the portfolio's investment adviser.

Dated: May 23, 2001                                                TRGLT-16-0501